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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2004 (May 1, 2004) Date of Report (Date of earliest event reported)
ACCESS ANYTIME BANCORP, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-28894 (Commission File Number)	85-0444597 (IRS Employer Identification No)
5210 Eubank Blvd, NE Albuquerque, New Mexico 87111 (Address of principal Executive offices)
(505) 299-0900 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

        Access Anytime Bancorp, Inc. (the "Company") is the unitary thrift holding company of AccessBank (formerly named FirstBank) (the "Bank"), a federally chartered stock savings bank. On May 14, 2004, the Company filed a Current Report on Form 8-K to report the consummation on May 1, 2004 of the acquisition of certain assets by the Bank pursuant to a Branch Purchase and Deposit Assumption Agreement, dated as of January 30, 2004, with Matrix Capital Bank, a wholly owned subsidiary of Matrix Bancorp, Inc. The purpose of this amended report is to provide the financial statements and pro forma financial information relating to the acquired business.

Item 7. Financial Statements and Exhibits.

  (a)
  Financial statements of business acquired.

Attached hereto as Exhibit 99(b) are the following financial statements of Matrix Capital Bank Branch Facilities in Las Cruces, New Mexico:

99(b)	Statements of Assets and Liabilities Acquired as of December 31, 2003 and March 31, 2004 (unaudited)
Statements of Operations for the year ended December 31, 2003, and for the three months ended March 31, 2004 and 2003 (unaudited)
Statements of Cash Flows for the year ended December 31, 2003, and for the three months ended March 31, 2004 and 2003 (unaudited)
Notes to Financial Statements
  (b)
  Pro forma financial information (unaudited)

Attached hereto as Exhibit 99(c) is the following pro forma financial information with respect to the acquisition described in Item 2 of the Current Report on 8-K filed May 14, 2004.

99(c)	Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Financial Information
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of March 31, 2004
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for Three Months Ended March 31, 2004
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003
Notes to the Unaudited Pro Forma Combined Condensed Financial Information
  (c)
  Exhibits.

Exhibit 2.2—Branch Purchase and Deposit Assumption Agreement dated as of January 30, 2004, between Matrix Capital Bank and FirstBank (predecessor to AccessBank) (incorporated by reference from Exhibit 2.2 to the Company's March 31, 2004 Form 10-QSB).

Exhibit 2.2.1—Addendum dated May 1, 2004 to Branch Purchase and Deposit Assumption Agreement between Matrix Capital Bank and FirstBank (predecessor to AccessBank).

Exhibit 23—Consent of Independent Registered Public Accounting Firm.

Exhibit 99(a)—A press release issued by the Company relating to the consummation of the asset acquisition (incorporated by reference from Exhibit 99.1 to the Company's April 30, 2004 Form 8-K).

Exhibit 99(b)—Financial statements of Matrix Capital Bank Branch Facilities in Las Cruces, New Mexico:

Statements of Assets and Liabilities Acquired as of December 31, 2003 and March 31, 2004 (unaudited)
Statements of Operations for the year ended December 31, 2003 and for the three months ended March 31, 2004 and 2003 (unaudited)
Statements of Cash Flows for the year ended December 31, 2003 and for the three months ended March 31, 2004 and 2003 (unaudited)
Notes to Financial Statements

Exhibit 99(c)—Pro forma financial information:

Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Financial Information
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of March 31, 2004
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for Three Months Ended March 31, 2004
Access Anytime Bancorp, Inc. Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 2003
Notes to the Unaudited Pro Forma Combined Condensed Financial Information

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS ANYTIME BANCORP, INC.
DATE: July 13, 2004	By:	/s/ DON K. PADGETT Don K. Padgett, President and Director (Duly Authorized Representative)

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits.
SIGNATURES